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                         COMMON STOCK PURCHASE AGREEMENT

                                     BETWEEN

                            SARATOGA HOLDINGS I, INC.
                                  (THE COMPANY)

                                       AND

                            SARATOGA RESOURCES, INC.
                                  (RESOUIRCES)



                           DATED AS OF APRIL 29, 2002




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                         COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this "Agreement") is made and entered into as of April 29, 2002 (the "Effective Date"), between Saratoga Holdings I, Inc. (the "Company"), a Texas corporation, and Saratoga Resources, Inc. ("Resources"), a Texas corporation.

                                   Background

Reference is made to that certain Exchange Agreement dated as of April 18, 2002 (the "Exchange Agreement"), among the Company, Thomas F. Cooke, SH2, Inc., a Delaware corporation wholly-owned by the Company ("SH2"), A21 Acquisition LLC, a Delaware limited liability company wholly-owned by the Company ("A21 Acquisition"), Agence 21, Inc., ("A21") and the sellers of outstanding securities of A21 who sign the Exchange Agreement (the "Sellers"), pursuant to which, among other things, the Sellers have agreed to exchange their outstanding securities of A21 for common stock options and warrants of the Company owned by A21 Acquisition in a transaction intended for federal income tax purposes to qualify as an exchange described in section 351 of the Internal Revenue Code of 1986 (the "Code") and a reorganization described in section 368 of the Code. Capitalized terms used herein without definition have the respective meanings assigned to such terms in the Exchange Agreement.

Pursuant to the Exchange Agreement, the Company has authorized the sale and delivery of all of the 1,000 shares, par value $0.001 per share, (the "Shares") it owns of SH2, in exchange for the forgiveness of One Hundred and Thirty Five Thousand Dollars ($135,000) the Company owes to Resources for rent commencing January 2000 and ending the date hereof, and the assumption by Resources of all other liabilities of the Company outstanding as of the Effective Date immediately before giving effect to the Exchange other than the Permitted Liabilities (the "Debt").

Resources is acquiring and will acquire, as the case may be, the Shares solely for its own account for investment purposes only and not with a view toward resale or distribution thereof other than pursuant to an effective registration statement or applicable exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

                                    Agreement

For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Resources hereby agree as follows:

Section 1. Shares.

         Section 1.1.  Sale of the Shares

         The Company agrees to sell the Shares to Resources and Resources agrees to purchase the Shares from the Company for its own account, at the Closing, for the forgiveness and/or assumption of the Debt by Resources.

         Section 1.2.  Closing.

         The closing of the purchase and sale of the Shares shall take place at the offices of Warshaw Burstein Cohen Schlesinger & Kuh, LLP; 555 Fifth Avenue, 11th Floor, New York, New York 10017, at 3:00 p.m., Eastern Time, on Wednesday, May 1, 2002, or at such other location or time as the parties may agree (the "Closing").

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         Section 1.3.  Deliveries at Closing

         At the Closing the Company shall deliver to Resources the Shares, which shall represent all of the issued and outstanding shares of SH2, together with a duly executed stock power.


Section 2. Resources' Representations and Warranties

         Resources represents and warrants to the Company that:

         Section 2.1.  Investment Purpose

         Resources is acquiring and will acquire, as the case may be, the Shares solely for its own account for investment purposes only and not with a view toward resale or distribution thereof other than pursuant to an effective registration statement or applicable exemption from the registration requirements of the Securities Act. Resources understands that such Shares will be sold in reliance upon an exemption from the registration requirements of the Securities Act and that subsequent sale or transfer of such securities is prohibited absent registration or exemption from the provisions of the Securities Act. Resources hereby agrees that it will not sell, assign, transfer, pledge or otherwise convey any of the Shares, except in compliance with the provisions of the Securities Act and in accordance with any transfer restrictions or similar terms set forth on the certificates representing such securities or otherwise set forth herein.

         Section 2.2.  Indebtedness

         The Debt represents all of the liabilities of the Company as of the Effective Date, other than the Permitted Liabilities, immediately before giving effect to the Exchange.


Section 3. Representations And Warranties Of The Company

         The Company represents and warrants to Resources that, on the Closing Date, the Shares will represent all of the issued and outstanding shares of SH2.


Section 4. Expenses

         Each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.


Section 5. General Provisions

         Section 5.1.  Governing Law

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles thereunder).

         Section 5.2.  Counterparts

         This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

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         Section 5.3.  Headings

         The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         Section 5.4.  Severability

         If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         Section 5.5.  Entire Agreement, Amendments

         This Agreement supersedes all other prior oral or written agreements between Resources and the Company, and their respective affiliates and persons acting on their behalf with respect to the sale of the Shares, this Agreement and the matters covered hereby. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         Section 5.6.  Successors and Assigns

         This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

         Section 5.7.  No Third Party Beneficiaries

         This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         Section 5.8.  Survival

         Unless this Agreement is terminated under Section 5.10, the representations and warranties of the Company and Resources contained in Sections 2 and 3, the agreement and covenant set forth in Section 4, shall survive the Closing.

         Section 5.9.  Further Assurances

         Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         Section 5.10. Termination

         In the event that the Exchange shall not have been consummated on the Effective Date either party shall have the option to terminate this Agreement by giving written notice of termination to the other party, in which event this Agreement shall become null and void.

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         Section 5.11. No Strict Construction

         The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


         IN WITNESS WHEREOF, the Company and Resources have caused this Common Stock Purchase Agreement to be duly executed as of the date first written above.


SARATOGA HOLDINGS I, INC.              SARATOGA RESOURCES, INC.



By: /s/ THOMAS F. COOKE                By: /s/ THOMAS F. COOKE
    --------------------------             --------------------------
    Thomas F. Cooke, President             Thomas F. Cooke, President

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